Prepared  by
Hirschler,  Fleischer,  Weinberg,  Cox  &  Allen
Post  Office  Box  500
Richmond,  VA  23218-0500

NEW  LOAN  AMOUNT:     $9,700,000.00
EXISTING  LOAN  AMOUNT:     $5,500,000.00

     PARTIALLY  EXEMPT  FROM  RECORDATION  TAX  PER  VIRGINIA  CODE  SECTION
58.1-803(D).

                        AMENDMENT TO SECOND DEED OF TRUST
                        ---------------------------------

     THIS AMENDMENT TO SECOND DEED OF TRUST ("Amendment") is made as of this 30th day of August, 2000, by COLONIAL HOLDINGS, INC., (formerly known of record as Colonial Downs Holdings, Inc.), a Virginia corporation ("Grantor"), to DAVID
F. BELKOWITZ, a resident of the City of Richmond, Virginia and JAMES W. THEOBALD, a resident of the County of Henrico, Virginia, whose mailing address is c/o Hirschler, Fleischer, Weinberg, Cox & Allen, 701 E. Byrd Street, Richmond, Virginia 23219 (individually a "Trustee" and together the
"Trustees") and Grantees for indexing purposes, for the benefit of CD ENTERTAINMENT LTD., an Ohio limited liability company doing business in Virginia as CD ENTERTAINMENT LTD., L.L.C., its successors and assigns (the "Noteholder").

                                    RECITALS:
                                    --------

     A. By that certain Second Deed of Trust dated March 21, 1997, and recorded in Deed Book 242, page 277 in the Clerk's Office of the Circuit Court of New Kent County, Virginia (the "Deed of Trust"), Grantor conveyed to the Trustees certain real property more particularly described therein and located in New Kent County, Virginia as collateral for a Convertible Subordinated Note in the original principal amount of $5,500,000 (the "Original Note").

B. The Original Note has been consolidated into a Credit Line Convertible Note, dated as of August 30, 2000, made and executed by the Grantor in favor of the Noteholder in the original principal amount of $10,700,000 (the "Consolidated Note").

C. The Deed of Trust is inferior in lien and in dignity to the lien of a certain First Deed of Trust (the "First Deed of Trust") entered into originally between the Grantor, Colonial Downs, L.P. and the Trustees for the benefit of PNC Bank, National Association, a national banking association, as recorded at Deed Book 247, page 25 in the Clerk's Office for the Circuit Court of New Kent County, Virginia. PNC Bank has assigned all of its rights, title and interest in the First Deed of Trust to the Noteholder by Certificate of Transfer dated September 1, 2000, and recorded in the Clerk's Office in Deed Book 301, page 436.

D. The parties hereto desire to enter into this Amendment to increase the principal amount of the indebtedness secured by the Deed of Trust from $5,500,000 to $9,700,000 pursuant to 58.1-809(D) of the Code of Virginia.

                                   AGREEMENT:
                                   ---------

     NOW, THEREFORE, the Noteholder, Grantor and the Trustees hereby mutually covenant and agree that the Deed of Trust is hereby modified as follows:

     1. The recitals set forth above are incorporated herein by this reference.

     2. The parties certify that the principal amount of the original indebtedness secured by the Deed of Trust was $5,500,000.

     3. The Deed of Trust is hereby modified by increasing the principal amount of the indebtedness secured thereby from $5,500,000 to $9,700,000. The Deed of Trust shall be collateral security for the Consolidated Note, in the original principal amount of $10,700,000.

     4. Except as amended herein, the Deed of Trust shall remain unchanged and in full force and effect.

     5. The Noteholder hereby directs that a Trustee execute this Amendment. James W. Theobald, as a Trustee, joins in the execution of this Amendment as directed by the Noteholder solely to evidence his consent to the provisions hereof.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     WITNESS  the  following  signatures  and  seals:


GRANTOR:                    COLONIAL  HOLDINGS,  INC.,
-------
                         a  Virginia  corporation

By:     _________________________________________
     Ian  M.  Stewart,  President


COMMONWEALTH  OF  VIRGINIA
CITY/COUNTY  OF  __________________

     I certify that the foregoing Amendment was executed and acknowledged before me this ____ day of September, 2000, by Ian M. Stewart, in his capacity as President of Colonial Holdings, Inc., a Virginia corporation, on behalf of the corporation.

__________________________
Notary  Public

My  commission  expires:  _______________________

------
NOTEHOLDER:     CD  ENTERTAINMENT  LTD.,  an  Ohio
----------
     limited  liability  company

     By:     Jacobs  Entertainment,  Ltd.
          Managing  Member

          By:     __________________________
               Jeffrey  P.  Jacobs,  President


COMMONWEALTH  OF  ______________
CITY/COUNTY  OF  __________________

     I certify that the foregoing Amendment was executed and acknowledged before me this ____ day of September, 2000, by Jeffrey P. Jacobs, Managing
Member of Jacobs Entertainment, Ltd., in its capacity as President of CD Entertainment Ltd.


__________________________
Notary  Public

My  commission  expires:  _______________________

------
TRUSTEE:     By:     ________________________________
-------
          David  F.  Belkowitz


COMMONWEALTH  OF  VIRGINIA
CITY/COUNTY  OF  __________________

     I certify that the foregoing Amendment was executed and acknowledged before me this ____ day of September, 2000, by David F. Belkowitz.

__________________________
     Notary  Public


My  commission  expires:  __________________________